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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

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                       Date of Report: December 26, 1996

                             TFC ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)


                                    Delaware

         (State or other jurisdiction of incorporation or organization)


          1-11121                                        54-1306895
    (Commission File Number)                (I.R.S. Employer Identification No.)

   5425 Robin Hood Road, Suite 101B
        Norfolk, Virginia                                  23513
(Address of Principal Executive Offices)                (Zip Code)


      Registrant's telephone number, including area code:  (757) 858-1400
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ITEM 5.  OTHER EVENTS

         A press release announcing the agreement on a new primary Credit Facility with it's primary lender, General Electric Capital Corporation -- Exhibit 99.12

         The exhibits on the accompanying Exhibit Index are filed or incorporated by reference as part of this Form 8-K and the Exhibit Index is incorporated herein by reference.
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                             TFC ENTERPRISES, INC.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           TFC ENTERPRISES, INC.
                                           (Registrant)


                                         By: DAVID W. KARSTEN
                                            ----------------------
Date: December 30, 1996                      David W. Karsten
                                             VP, Treasurer, and CFO